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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 6, 1996


                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)


              PENNSYLVANIA                             25-0877540
              ------------                             ----------
      (State or other jurisdiction                 (I.R.S. Employer
            of incorporation)                    Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)


                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)


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Item 5.  OTHER EVENTS
         ------------

         On August 6, 1996, the Registrant issued a press release concerning earnings for the quarter and six months ended June 30, 1996. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the condensed consolidated statement of income for the three months and six months ended June 30, 1996 and 1995 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. A copy of the segment results for the three months and six months ended June 30, 1996 and 1995 is attached hereto as
Exhibit 99.3 and is incorporated herein in its entirety. A copy of the special items included in the results of operations for the three months and six months ended June 30, 1996 is attached hereto as Exhibit 99.4 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.

           99.1 Press Release concerning earnings of the Registrant for the quarter and six months ended June 30, 1996 is filed as Exhibit
                  99.1 to this Report.

           99.2 Condensed Consolidated Statement of Income for the three months and six months ended June 30, 1996 and 1995 is filed as
                  Exhibit 99.2 to this Report.

           99.3   Segment Results for the three months and six months ended June
                  30, 1996 and 1995 is filed as Exhibit 99.3 to this Report.

           99.4 Special items included in results of operations for the three months and six months ended June 30, 1996 is filed as Exhibit
                  99.4 to this Report.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTINGHOUSE ELECTRIC CORPORATION
                                                  (Registrant)


                                        By: /s/ Carol V. Savage
                                            -------------------
                                        Carol V. Savage
                                        Vice President and
                                        Chief Accounting Officer

Date:  August 6, 1996


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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.         Description                        Sequential Page No.
- -----------         -----------                        -------------------
 99.1               Press Release

 99.2               Condensed Consolidated
                    Statement of Income for
                    the three months and six
                    months ended June 30, 1996
                    and 1995.


 99.3               Segment Results for the
                    three months and six months
                    ended June 30, 1996 and 1995


 99.4               Special items included in
                    results of operations for the
                    three months and six months
                    ended June 30, 1996.